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                                NASL SERIES TRUST
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1997


The following information replaces information found in the Trust's Prospectus under the heading "Subadvisory Arrangements - Fidelity Management Trust Company" relating to the subadviser for the Equity Trust:


Katherine Collins and Richard B. Fentin are each responsible for the day-to-day management of the Equity Trust.

Katherine Collins joined Fidelity Investments in 1990 and is the portfolio manager of Fidelity Mid-Cap Stock Fund and Fidelity Advisor Mid Cap Fund. Ms. Collins previously served as sector leader of Fidelity's consumer equity research group from 1996 to January 1997. She was named manager of Fidelity Select Leisure, Fidelity Select Consumer Industries and Fidelity Advisor Consumer Industries portfolios in 1996. From 1994 to 1995, Ms. Collins was assistant director of research. From 1992 to 1994, she managed Fidelity Select Construction and Housing Portfolio. Ms. Collins is a Chartered Financial Analyst.

Richard B. Fentin, senior vice president, joined Fidelity Investments in 1979 and is the portfolio manager of Fidelity Value Fund. He has managed the Value Fund since March 1996, and previously managed the same fund during 1992. Mr. Fentin also managed Fidelity Puritan Fund (1987 to 1996), Fidelity Growth Company Fund (1983 to 1987), Fidelity Select Precious Metal Portfolio and Fidelity Trust Portfolio: Growth Fund. Mr. Fentin also served as a research assistant for the Fidelity Magellan Fund.



                   THE DATE OF THIS SUPPLEMENT IS JULY 1, 1997